Exceptional items	12 Months Ended
Dec. 31, 2018
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Exceptional items
8.	Exceptional items

IAS 1 Presentation of financial statements requires material items of income and expense to be disclosed separately. Exceptional items are items, which in management’s judgment need to be disclosed by virtue of their size or incidence in order for the user to obtain a proper understanding of the financial information. The company considers these items to be of significance in nature, and accordingly, management has excluded these from their segment measure of performance as noted in Note 5 Segment Reporting.

The exceptional items included in the income statement are as follows:

Million US dollar	2018	2017	2016
Restructuring	(385)	(468)	(323)
Acquisition costs business combinations	(74)	(155)	(448)
Business and asset disposal (including impairment losses)	(26)	(39)	377
Provision for EU investigation	(230)	—	—

Impact on profit from operations	(715)	(662)	(394)

The exceptional restructuring charges for 2018 total (385)m US dollar (2017: (468)m US dollar; 2016: (323)m US dollar). These charges primarily relate to the SAB integration. These changes aim to eliminate overlap or duplicated processes, taking into account the right match of employee profiles with the new organizational requirements. These one-time expenses, as a result of the series of decisions, provide the company with a lower cost base in addition to a stronger focus on AB InBev’s core activities, quicker decision-making and improvements to efficiency, service and quality.

Acquisition costs of business combinations amount to (74)m US dollar in 2018, primarily related to cost incurred to facilitate the combination with SAB and cost incurred to recover the Budweiser distribution rights in Argentina from Compañia Cervecerías Unidas S.A. (“CCU”) – see Note 15 Intangible assets. Acquisition costs of business combinations amounted to (155)m US dollar in 2017 and (448)m US dollar in 2016, primarily related to cost incurred to facilitate the combination with SAB.

Business and asset disposals amount to (26)m US dollar in 2018 and mainly result from the IFRS treatment of the 50:50 merger of AB InBev’s and Anadolu Efes’ Russia and Ukraine businesses and related transaction cost (see also Note 6 Acquisitions and disposals of subsidiaries). Business and asset disposals amounted to (39)m US dollar in 2017, mainly related to the costs incurred related to the divestitures completed during 2017, partly offset by proceeds from prior years’ sale. Business and asset disposals resulted in a net gain of 377m US dollar in 2016, mainly attributable to the proceeds from the sale of the company’s brewery plant located in Obregón, Sonora, México to Constellation Brands, Inc.

In 2016, the European Commission announced an investigation into alleged abuse of a dominant position by AB InBev in Belgium through certain practices aimed at restricting trade from other European Union member states to Belgium. In connection with these ongoing proceedings, AB InBev recognized a provision of 230m US dollar in 2018.

The company incurred exceptional net finance cost of (1 982)m US dollar for 2018 (2017: (693)m US dollar cost; 2016: (3 356)m US dollar cost) – see Note 11 Finance cost and income.

All the above amounts are before income taxes. The exceptional items as of 31 December 2018 decreased income taxes by 240m US dollar, decreased income taxes by 830m US dollar in 2017 and decreased income taxes by 77m US dollar in 2016. The 2017 decrease of income taxes, mainly related to a 1.8 billion US dollar adjustment following the US tax reform enacted on 22 December 2017 partially offset by provisions accrued for tax contingencies covered by the Brazilian Federal Tax Regularization Program entered into by Ambev – see Note 12 Income taxes and Note 18 Deferred tax assets and liabilities.

Non-controlling interest on the exceptional items amounts to 32m US dollar in 2018 (2017: 526m US dollar; 2016: 13m US dollar).